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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 663-4000

(Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits

          99.1    Altria Group, Inc. Earnings Press Release dated January 28, 2004 (furnished pursuant to Item 12).

Item 12.    Results of Operations and Financial Condition.

        On January 28, 2004, Altria Group, Inc. issued an earnings press release announcing its financial results for the quarter ended December 31, 2003 and the fiscal year ended December 31, 2003. A copy of the earnings press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.
By:	/s/ G. PENN HOLSENBECK Name: G. Penn Holsenbeck Title: Vice President, Associate General Counsel and
Corporate Secretary

DATE: January 28, 2004

2

EXHIBIT INDEX

Exhibit No.
99.1	Earnings Press Release dated January 28, 2004.

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX